UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2018

Energizer Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 Maryville University Drive

St. Louis, Missouri 63141

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On November 15, 2018, Energizer Holdings, Inc., a Missouri corporation (the “Company”) issued a press release announcing business results for the fourth fiscal quarter and full fiscal year ended September 30, 2018 and provided a financial outlook for the fiscal year 2019. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As previously disclosed by the Company in its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 15, 2018, the Company entered into a definitive Acquisition Agreement with Spectrum Brands Holdings, Inc., a Delaware corporation (“Spectrum”), pursuant to which the Company agreed to acquire from Spectrum its global battery, lighting and portable power business (the “GBL Acquisition”) for an aggregate purchase price of $2.0 billion in cash, subject to customary purchase price adjustments.

On November 15, 2018, the Company and Spectrum entered into an Amended and Restated Acquisition Agreement (the “GBL Amended Agreement”), pursuant to which the Company agreed that it would, to the extent required to obtain regulatory approval of the proposed transaction, divest the Europe-based Varta® consumer battery business, including manufacturing and distribution facilities in Germany. Spectrum has agreed to share in any decline in value on the sale of the European Varta® consumer battery business below the targeted sales price, up to a maximum of $200 million.

On November 15, 2018, the Company entered into a definitive Acquisition Agreement with Spectrum, pursuant to which and subject to the terms and conditions set forth therein, the Company agreed to acquire from Spectrum its global auto care business (the “GAC Acquisition” and together with the GBL Acquisition, the “Acquisitions”) for an aggregate purchase price of approximately $1.25 billion payable in cash and shares of the Company’s common stock, subject to certain purchase price adjustments.

On November 15, 2018, the Company issued a press release announcing the GBL Amended Agreement and the GAC Acquisition. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated by reference herein.

In addition, on November 15, 2018, the Company will hold a conference call and make a simultaneous presentation to investors to discuss, among other things, the announcement of the acquisitions described herein. A copy of the investor presentation is attached as Exhibit 99.3 and is incorporated by reference herein.

The information furnished pursuant to Item 2.02 and this Item 7.01, including the attached exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing by the Company with the SEC.

Cautionary Note regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements about the expected benefits of the Acquisitions, the manner in which the Acquisitions are expected to be financed and anticipated timing of the completion of the Acquisitions. These forward-looking statements generally are identified by the words “will,” “would,” “offers,” “expected,” “intends,” “anticipated” and similar words and expressions. Any statements that are not statements of historical fact should be considered to be forward-looking statements. Any such forward looking statements are made based on information currently known and are subject to various risks and uncertainties. Risks and uncertainties to which these forward-looking statements are subject include, without limitation: (1) either or both of the Acquisitions may not be completed on the anticipated terms and timing or at all, (2) required regulatory approvals, including antitrust approvals, are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from either or both of the Acquisitions or cause the parties to abandon such Acquisitions, (3) a condition precedent to closing of either or both of the Acquisitions may not be satisfied, (4) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisitions, (5) the ability to obtain or consummate financing or refinancing related to the Acquisitions upon acceptable terms or at all, (6) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Acquisitions, (7) negative effects of the announcement or the consummation of the Acquisitions on the market price of the Company’s common stock, (8) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the Company’s operations after the consummation of the

Acquisitions and on the other conditions precedent to the completion of the Acquisitions, (9) the risks and costs associated with, and the ability of the Company to, integrate the businesses successfully and to achieve anticipated synergies, (10) the risk that disruptions from the Acquisitions will harm the Company’s business, including current plans and operations, (11) risks related to changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (12) the ability of the Company to retain and hire key personnel, (13) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the Acquisitions or any of the other transactions contemplated by the Acquisition Agreements or cause the terms of the Acquisitions or any of the other transactions contemplated by the Acquisition Agreements to be modified, and (14) management’s response to any of the aforementioned factors. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to the Company’s most recent 10-K, 10-Q and 8-K reports. The Company does not assume any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached hereto:

Exhibit Number	Description of Exhibit

99.1	Press Release relating to financial results, dated November 15, 2018.

99.2	Press Release relating to the GBL Amended Agreement and the GAC Acquisition, dated November 15, 2018

99.3	Investor Presentation, dated November 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated: November 15, 2018